UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2004

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31447 (Commission File Number)	74-0694415 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

TEXAS GENCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31449 (Commission File Number)	76-0695920 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-3187 (Commission File Number)	22-3865106 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

Registrants’ telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13265 (Commission File Number)	76-0511406 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Slide Presentation

Item 7.01 Regulation FD Disclosure.

     A copy of the slide presentation that CenterPoint Energy, Inc. (“CenterPoint Energy”) expects will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit 99.1.

     The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by CenterPoint Energy, Texas Genco Holdings, Inc. (“Texas Genco”), CenterPoint Energy Houston Electric, LLC (“CenterPoint Houston”) or CenterPoint Energy Resources Corp. (“CERC”) under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by CenterPoint Energy, Texas Genco, CenterPoint Houston or CERC that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy, Texas Genco, CenterPoint Houston, CERC or any of their affiliates.

Item 9.01 Financial Statements and Exhibits.

     The exhibit listed below is furnished pursuant to Item 7.01 of this Form 8-K.

     (c) Exhibits.

     99.1     CenterPoint Energy, Inc. slide presentation

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

     Some of the statements in the exhibit attached to this report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “potential”, “will”, “intend”, “expect” or other similar words. We have based our forward-looking statements on our management’s beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results.

     Changes in federal, state and local regulations affecting CenterPoint Energy’s businesses, the inability of CenterPoint Energy, Texas Genco, CenterPoint Houston or CERC to arrange future financings on acceptable terms, the inability of CenterPoint Energy to successfully consummate the sale of its interest in Texas Genco or the timing and outcome of the true-up proceeding and any legal proceeding related thereto could cause actual results to differ materially from those expressed or implied in forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: September 29, 2004	By:	/s/ James S. Brian
James S. Brian
Senior Vice President and Chief Accounting Officer

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS GENCO HOLDINGS, INC.
Date: September 29, 2004	By:	/s/ James S. Brian
James S. Brian
Senior Vice President and Chief Accounting Officer

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Date: September 29, 2004	By:	/s/ James S. Brian
James S. Brian
Senior Vice President and Chief Accounting Officer

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.
Date: September 29, 2004	By:	/s/ James S. Brian
James S. Brian
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	CenterPoint Energy, Inc. slide presentation